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                                                                     Exhibit 24

                          THE WILLIAMS COMPANIES, INC.

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM
G. VON GLAHN, SHAWNA L. GEHRES, and REBECCA H. HILBORNE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign Williams' Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN, SHAWNA L. GEHRES, and REBECCA H. HILBORNE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 24th day of January, 1999.



        /s/ Keith E. Bailey                       /s/ Jack D. McCarthy
-----------------------------------        -----------------------------------
        Keith E. Bailey                           Jack D. McCarthy
      Chairman of the Board,                   Senior Vice President
          President and                     (Principal Financial Officer)
     Chief Executive Office
  (Principal Executive Officer)



                               /s/ Gary R. Belitz
                         -----------------------------------
                               Gary R. Belitz
                                   Controller
                          (Principal Accounting Officer)

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          /s/ Glenn A. Cox                        /s/ Thomas H. Cruikshank
   -----------------------------------       -----------------------------------
              Glenn A. Cox                            Thomas H. Cruikshank
                Director                                  Director


        /s/ William E. Green                       /s/ Patricia L. Higgins
   -----------------------------------       -----------------------------------
            William E. Green                           Patricia L. Higgins
                Director                                  Director


          /s/ W. R. Howell                         /s/ Robert J. LaFortune
   -----------------------------------       -----------------------------------
              W.R. Howell                              Robert J. LaFortune
               Director                                   Director


        /s/ James C. Lewis                         /s/ Jack A. MacAllister
   -----------------------------------       -----------------------------------
            James C. Lewis                             Jack A. MacAllister
               Director                                    Director


       /s/ Frank T. MacInnis                        /s/ Peter C. Meining
   -----------------------------------       -----------------------------------
           Frank T. MacInnis                            Peter C. Meinig
               Director                                   Director


            /s/ Kay A. Orr                           /s/ Gordon R. Parker
   -----------------------------------       -----------------------------------
                Kay A. Orr                               Gordon R. Parker
                 Director                                   Director


                             /s/ Joseph H. Williams
                        -----------------------------------
                               Joseph H. Williams
                                    Director


                                          THE WILLIAMS COMPANIES, INC.


                                          By /s/ William G. von Glahn
                                             -----------------------------------
                                                 William G. von Glahn
ATTEST:                                          Senior Vice President

       /s/ Shawna L. Gehres
-----------------------------------
           Shawna L. Gehres
              Secretary


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                  I, the undersigned, Shawna L. Gehres, Assistant Secretary of
THE WILLIAMS COMPANIES, INC., a Delaware company (hereinafter called the "Company"), do hereby certify that at a meeting of the Board of Directors of the Company, duly convened and held on January 24, 1999, at which a quorum of said Board was present and acting throughout, the following resolution was duly adopted:

                                    RESOLVED that the Chairman of the Board,
                  the President or any Vice President of the Company be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing, for and on behalf of the Company, under the Securities Exchange Act of 1934, of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

                  I further certify that the foregoing resolution have not been modified, revoked or rescinded and is in full force and effect.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of THE WILLIAMS COMPANIES, INC. this 11th day of March 1999.




                                                  /s/ Shawna L. Gehres
                                             -----------------------------------
                                                      Shawna L. Gehres
                                                      Assistant Secretary




[CORPORATE SEAL]